Revenue	12 Months Ended
Jun. 30, 2021
Revenue [abstract]
Revenue	REVENUE
Accounting policy
Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when the risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA Rand
Figures in million	2021	2020	2019
Revenue from contracts with customers	43 632	30 642	26 459
Gold	42 597	29 704	25 693
Silver[1]	857	839	589
Uranium[1]	178	99	177
Consideration from streaming contract[2]	397	—	—
Hedging gain/(loss)[3]	(2 296)	(1 397)	453
Total revenue[4]	41 733	29 245	26 912
[1] Silver is derived from the Hidden Valley mine in Papua New Guinea. Uranium is derived from the Moab Khotsong operation.
[2] Relates to the recognition of non-cash consideration recognised as part of revenue for the streaming arrangement. Refer to note 31 for further information.
[3] Relates to the realised effective portion of the hedge-accounted gold derivatives. Refer to note 19 for further information.
4    A geographical analysis of revenue is provided in the segment report.

The points of transfer of control are as follows:

•Gold: South Africa (excluding streaming contract)	Gold is delivered and a certificate of sale is issued.
•Gold and silver: Hidden Valley	Metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
•Uranium	Confirmation of transfer is issued.
•Streaming contract	Gold is delivered and credited into the Franco-Nevada designated gold account.

5        REVENUE continued
The increase in gold revenue during the 2021 financial year is mainly due to the acquisition of the Mponeng operations and related assets and a higher gold price. The acquired operations contributed R7.5 billion in revenue during the period. In addition, the average gold price received increased by 16% to R851 045/kg from R735 569/kg in the year ended 30 June 2020. Silver produced decreased by 31% to 67 295 kg from 97 332 kg in the prior year, however the average silver price increased by 49% to R12 602/kg from R8 485/kg in 2020. Uranium produced increased by 10% to 150 778 kg from 137 298 kg in the prior year and the average uranium price increased by 15% to R1 010/kg from R875/kg in 2020.

The increase in gold and silver revenue for 2020 was mainly due to the higher commodity prices. The increase in gold revenue was offset by the decrease in production of 15% from 44 734 kg in the 2019 to 37 863 kg in the 2020 financial year. Silver produced increased by 11% to 97 332 kg in 2020 from 87 325 kg in the 2019 financial year. The decrease in uranium revenue during 2020 was due to lower sales volumes as a result of the South African nationwide lockdown that took place due to Covid-19.

Below are the average commodity prices received for the financial years:

	2021	2020	2019
Gold[1]
– US$ per ounce (US$/oz)	1 719	1 461	1 287
– Rand per kilogram (R/kg)	851 045	735 569	586 653
Silver
– US$ per ounce (US$/oz)	25.45	16.85	15.00
– Rand per kilogram (R/kg)	12 602	8 485	6 837
Uranium
– US$ per pound (US$/lb)	29.76	25.34	26.23
– Rand per kilogram (R/kg)	1 010	875	820

[1] The gold price includes the realised effective portion of the hedge-accounted gold derivatives.